UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07816

PIMCO Commercial Mortgage Securities Trust, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (866) 746-2606

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 – June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semiannual Report June 30, 2006

PIMCO

PIMCO Commercial Mortgage Securities Trust, Inc.

A closed-end fund specializing in investments in commercial mortgage-backed securities.

A company of Allianz Global Investors

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with in excess of $617 billion of assets under management as of June 30, 2006, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed-income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments and governmental bodies in the United States and the world.

Chairman’s Letter

Dear PIMCO Commercial Mortgage Securities Trust, Inc., Shareholder:

It is our pleasure to present to you the semiannual report for PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), covering the six-month period ended June 30, 2006, the Fund’s fiscal half-year end.

For the six-month reporting period, the Fund outperformed its benchmark on both a share-price and net-asset-value performance basis. The Fund returned 1.45% based on its NYSE share price and 1.38% based on net asset value during the six-month period. In comparison, the benchmark Lehman Brothers Aggregate Bond Index (which includes Treasury, Investment-Grade Corporate, and Mortgage-Backed Securities) returned -0.72% during the same period. On June 30, 2006, the Fund’s net assets stood at $130.4 million.

Highlights of the bond market during the six-month period included:

■	Most fixed-income sectors lost ground during the first half of 2006, as concern about accelerating inflation and central bank tightening pushed interest rates higher worldwide. On June 30, 2006, the benchmark ten-year Treasury yielded 5.14%, 0.75% higher than at the start of the year. The U.S. yield curve remained flat as shorter-maturity yields rose by a comparable amount.

■	The Federal Reserve tightened four times during the reporting period, bringing the Federal Funds Rate to 5.25%. The increase near the end of the period was the Federal Reserve’s 17th consecutive rate hike since the start of its tightening cycle in 2004. The Federal Reserve was not alone, as central banks in Europe, India, and China tightened credit in unison for the first time since 2000. The Bank of Japan, whose zero-interest-rate policy has flooded global markets with liquidity, looked set to reverse this policy in the coming months.

In these pages please find details on the Fund’s portfolio and total-return investment performance, including our discussion of the primary factors that affected performance during the six-month reporting period.

If you have any questions regarding your Fund investment, please contact us at 1-866-746-2606. Additionally, please visit the Fund’s web site at www.pcmfund.com. Thank you again for the trust you have placed in us. We will continue to work diligently to meet your investment needs.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.

July 31, 2006

Semiannual Report	June 30, 2006	1

Important Information About the Fund

The Fund is a non-diversified, closed-end bond fund that trades on the New York Stock Exchange under the symbol “PCM.” Formed in 1993, the Fund’s primary investment objective is to achieve high current income by investing in a portfolio comprised primarily of commercial mortgage-backed securities. These securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties such as office buildings, shopping malls, hotels, apartment buildings, nursing homes and industrial properties. Capital gains from the disposition of investments is a secondary objective of the Fund.

Summary of Risks

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: mortgage risk, prepayment risk, real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. The Fund’s investments in derivatives could result in losses greater than the principal amount. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

2	PIMCO Commercial Mortgage Securities Trust, Inc.

Sarbanes-Oxley Act and Other Information Available to Shareholders

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Fund as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Fund at 1-866-746-2606 and on the Securities Exchange Commission’s (“SEC”) web site at http://www.sec.gov. The Fund’s proxy voting record is also available on the Fund’s web site at http://www.pcmfund.com.

The Fund files a complete schedule of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s web site at http://www.sec.gov. A copy of the Fund’s Form N-Q is available without charge, upon request, by calling the Fund at 1-866-746-2606 or visiting our web site at http://www.pcmfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

On May 5, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Fund Benchmark

Lehman Brothers Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in this index.

Semiannual Report	June 30, 2006	3

Performance Summary Commerical Mortgage Securities Trust, Inc.

Objective: The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.

Primary Investments: Commercial mortgage-backed securities

Inception Date: September 2, 1993

Total Net Assets: $130.4 million

Portfolio Manager: Dan Ivascyn

Cumulative Returns Through June 30, 2006

                    PIMCO                 PIMCO
                 Commerical             Commerical
                  Mortgage               Mortgage
                 Securities             Securities        Lehman Brothers
                 Trust, Inc.         Trust, Inc. Net         Aggregate
               NYSE Share Price       Asset Value           Bond Index
               ----------------      ---------------      ---------------
08/31/1993          $10,000              $10,000            $10,000
09/30/1993           10,000                9,993             10,027
10/31/1993           10,484               10,014             10,065
11/30/1993            9,767               10,022              9,979
12/31/1993            9,946               10,043             10,033
01/31/1994            9,672               10,131             10,169
02/28/1994            9,399                9,970              9,992
03/31/1994            9,422                9,898              9,746
04/30/1994            8,955                9,786              9,668
05/31/1994            9,328                9,853              9,667
06/30/1994            9,165                9,802              9,645
07/31/1994            9,260                9,893              9,837
08/31/1994            9,547               10,023              9,849
09/30/1994            9,666                9,916              9,704
10/31/1994            8,983                9,803              9,695
11/30/1994            8,690                9,780              9,674
12/31/1994            8,910                9,882              9,741
01/31/1995            9,285               10,068              9,934
02/28/1995            9,663               10,408             10,170
03/31/1995            9,740               10,516             10,232
04/30/1995           10,124               10,739             10,375
05/31/1995           10,408               11,143             10,777
06/30/1995           10,799               11,246             10,856
07/31/1995           10,668               11,166             10,831
08/31/1995           10,852               11,286             10,962
09/30/1995           10,400               11,407             11,069
10/31/1995           10,802               11,631             11,213
11/30/1995           10,775               11,771             11,381
12/31/1995           10,857               11,989             11,540
01/31/1996           11,378               12,122             11,617
02/29/1996           11,682               11,943             11,415
03/31/1996           11,376               11,797             11,336
04/30/1996           11,179               11,844             11,272
05/31/1996           11,038               11,856             11,249
06/30/1996           11,124               11,931             11,400
07/31/1996           11,714               12,134             11,431
08/31/1996           11,917               12,219             11,412
09/30/1996           11,771               12,379             11,611
10/31/1996           12,154               12,697             11,868
11/30/1996           12,421               12,990             12,072
12/31/1996           12,438               13,003             11,959
01/31/1997           12,771               12,968             11,996
02/28/1997           12,618               13,144             12,026
03/31/1997           12,894               13,099             11,892
04/30/1997           13,048               13,287             12,070
05/31/1997           13,142               13,554             12,185
06/30/1997           13,799               13,695             12,329
07/31/1997           13,956               14,024             12,662
08/31/1997           14,051               13,939             12,554
09/30/1997           14,083               14,193             12,739
10/31/1997           14,051               14,297             12,924
11/30/1997           14,472               14,342             12,983
12/31/1997           14,479               14,478             13,114
01/31/1998           14,644               14,607             13,282
02/28/1998           15,010               14,694             13,272
03/31/1998           14,909               14,740             13,318
04/30/1998           14,943               14,723             13,387
05/31/1998           14,705               14,961             13,514
06/30/1998           14,876               15,265             13,629
07/31/1998           15,324               15,387             13,658
08/31/1998           15,359               15,380             13,880
09/30/1998           15,114               15,559             14,205
10/31/1998           14,939               15,475             14,130
11/30/1998           15,186               15,480             14,210
12/31/1998           15,907               15,528             14,253
01/31/1999           15,943               15,668             14,355
02/28/1999           15,688               15,559             14,104
03/31/1999           15,505               15,712             14,182
04/30/1999           15,542               15,832             14,227
05/31/1999           15,727               15,789             14,103
06/30/1999           16,439               15,653             14,058
07/31/1999           16,100               15,776             13,998
08/31/1999           15,910               15,839             13,991
09/30/1999           15,566               15,808             14,153
10/31/1999           15,681               15,752             14,205
11/30/1999           14,788               15,878             14,204
12/31/1999           15,203               15,907             14,136
01/31/2000           15,084               15,862             14,090
02/29/2000           15,204               15,954             14,260
03/31/2000           16,049               16,159             14,448
04/30/2000           16,170               16,214             14,407
05/31/2000           15,558               15,990             14,400
06/30/2000           16,093               16,482             14,699
07/31/2000           16,383               16,680             14,833
08/31/2000           16,339               16,867             15,048
09/30/2000           16,299               16,898             15,143
10/31/2000           15,535               17,035             15,243
11/30/2000           16,990               17,265             15,492
12/31/2000           17,727               17,578             15,779
01/31/2001           18,194               17,788             16,037
02/28/2001           18,470               18,055             16,177
03/31/2001           19,391               18,337             16,258
04/30/2001           19,368               18,468             16,191
05/31/2001           19,983               18,502             16,289
06/30/2001           20,237               18,663             16,350
07/31/2001           20,537               18,854             16,716
08/31/2001           20,498               19,290             16,907
09/30/2001           21,026               19,614             17,104
10/31/2001           21,692               19,882             17,462
11/30/2001           21,154               19,535             17,221
12/31/2001           22,016               19,456             17,112
01/31/2002           22,224               19,674             17,250
02/28/2002           22,215               19,771             17,417
03/31/2002           22,079               19,593             17,128
04/30/2002           22,640               19,970             17,460
05/31/2002           23,557               20,287             17,608
06/30/2002           23,450               20,529             17,760
07/31/2002           24,266               21,104             17,975
08/31/2002           24,207               21,238             18,279
09/30/2002           24,327               21,516             18,574
10/31/2002           22,800               21,409             18,490
11/30/2002           23,238               21,204             18,485
12/31/2002           24,568               21,590             18,867
01/31/2003           25,244               21,613             18,883
02/28/2003           25,112               21,977             19,144
03/31/2003           24,562               22,017             19,129
04/30/2003           24,901               22,041             19,287
05/31/2003           26,352               22,395             19,647
06/30/2003           25,331               22,454             19,608
07/31/2003           25,052               21,720             18,948
08/31/2003           25,131               21,780             19,074
09/30/2003           25,969               22,521             19,579
10/31/2003           25,739               22,491             19,397
11/30/2003           26,479               22,734             19,443
12/31/2003           26,965               23,107             19,641
01/31/2004           27,343               23,428             19,799
02/29/2004           27,873               23,713             20,013
03/31/2004           27,805               24,132             20,163
04/30/2004           23,821               23,555             19,638
05/31/2004           24,591               23,448             19,560
06/30/2004           25,174               23,495             19,670
07/31/2004           25,316               24,024             19,865
08/31/2004           27,232               24,518             20,244
09/30/2004           27,867               24,662             20,299
10/31/2004           28,111               24,926             20,469
11/30/2004           27,602               24,715             20,306
12/31/2004           26,529               25,204             20,493
01/31/2005           28,491               25,455             20,622
02/28/2005           28,985               25,360             20,500
03/31/2005           27,544               25,266             20,395
04/30/2005           28,641               25,687             20,671
05/31/2005           29,228               26,029             20,894
06/30/2005           29,361               26,163             21,008
07/31/2005           29,914               25,896             20,817
08/31/2005           30,534               26,395             21,084
09/30/2005           29,841               26,188             20,867
10/31/2005           30,234               26,088             20,701
11/30/2005           30,586               26,226             20,793
12/31/2005           30,616               26,410             20,991
01/31/2006           31,148               26,374             20,992
02/28/2006           30,761               26,762             21,062
03/31/2006           30,924               26,770             20,855
04/30/2006           31,222               26,711             20,817
05/31/2006           31,051               26,695             20,795
06/30/2006           31,059               26,775             20,839

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through June 30, 2006, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Share Price performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the sale of Fund shares.

Average Annual Total Return for the period ended June 30, 2006
		6 Months**	1 Year	5 Years	10 Years	Fund Inception*
	PCM Based on NYSE Share Price	1.45%	5.79%	8.95%	10.81%	9.26%
	PCM Based on Net Asset Value	1.38%	2.34%	7.49%	8.42%	8.00%
------	Lehman Brothers Aggregate Bond Index	-0.72%	-0.81%	4.97%	6.22%	5.89%

All Fund returns are net of fees and expenses.

* The Fund began operations on 09/02/93. Index comparisons began on 08/31/93.

** Cumulative return

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling 1-866-746-2606.

4	PIMCO Commercial Mortgage Securities Trust, Inc.

NYSE Symbol PCM

Sector Breakdown % of Total Investments as of June 30, 2006

Commercial Mortgage-Backed Securities	79.8%
Real Estate Asset-Backed Securities	16.5%
Corporate Bonds & Notes	3.6%
Short-Term Instruments	0.1%

Portfolio Insights

»	The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in commercial mortgage-backed securities (“CMBS”).

»	CMBS outperformed Treasuries during the six months ended June 30, 2006, with lower-quality credits far outpacing higher-quality issues.

»	A focus on below-investment-grade CMBS boosted returns as BB-rated bonds significantly outperformed investment grade issues.

»	Holdings in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) sectors contributed to returns as both sectors outperformed the benchmark Lehman Brothers Aggregate Bond Index. Specifically, holdings in FNMA, MBS, Manufactured Housing ABS and Home Equity ABS were solid contributors.

»	The Fund’s above-index duration exposure, or sensitivity to changes in market interest rates, was negative for performance in the first half of the year as rates rose across all points on the Treasury curve.

Semiannual Report	June 30, 2006	5

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	06/30/2006+	12/31/2005	12/31/2004	12/31/2003	12/31/2002	12/31/2001
Net Asset Value Beginning of Period	$11.94	$12.49	$12.53	$12.80	$12.85	$12.86
Net Investment Income (a)	0.49	0.98	1.01	1.09	1.22	1.28
Net Realized/Unrealized Gain (Loss) on Investments (a)	(0.33)	(0.40)	0.08	(0.23)	0.14	0.06
Total Income from Investment Operations	0.16	0.58	1.09	0.86	1.36	1.34
Dividends from Net Investment Income	(0.56)	(1.13)	(1.13)	(1.13)	(1.41)	(1.35)
Net Asset Value End of Period	$11.54	$11.94	$12.49	$12.53	$12.80	$12.85
NYSE Share Price End of Period	$13.67	$14.03	$13.17	$14.53	$14.32	$14.15
Total Investment Return
Per Share NYSE Share Price (b)	1.45%	15.40%	(1.62)%	9.76%	11.59%	24.20%
Per Share Net Asset Value (c)	1.38%	4.78%	9.07%	7.03%	10.97%	10.69%
Ratios to Average Net Assets
Operating Expenses (Excluding Interest Expense)	1.04%*	1.07%	1.00%	1.05%	1.08%	1.12%
Total Operating Expenses	3.43%*	2.77%	1.75%	1.52%	1.94%	3.28%
Net Investment Income	7.99%*	8.00%	8.09%	8.62%	9.34%	9.68%
Supplemental Data Net Assets End of Period (000s)	$130,488	$134,792	$140,267	$139,891	$142,063	$141,746
Amount of Borrowings Outstanding, End of Period (000s)	$67,078	$67,880	$67,702	$71,025	$50,993	$63,448
Portfolio Turnover Rate	9%	8%	24%	40%	42%	60%

+ Unaudited

* Annualized

(a) Per share amounts based on average number of shares outstanding during the year.

(b) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(c) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in net asset value per share.

6	PIMCO Commercial Mortgage Securities Trust, Inc.	See Accompanying Notes

Statement of Assets and Liabilities

Amounts in thousands, except per share amounts	June 30, 2006 (Unaudited)

Assets:
Investments, at value	$194,670
Cash	1
Receivable for investments sold	1,234
Interest and dividends receivable	1,584
Paydown receivable	3
Swap premiums paid	5,670
Unrealized appreciation on swap agreements	1,004
204,166

Liabilities:
Reverse repurchase agreement	$67,078
Dividends payable	1,060
Accrued investment advisory fee	239
Accrued administration fee	33
Accrued printing expense	5
Accrued custodian expense	6
Accrued audit fee	16
Variation margin payable	73
Swap premiums received	35
Unrealized depreciation on swap agreements	5,056
Other liabilities	77
73,678

Net Assets	$130,488

Net Assets Consist of:
Capital stock–authorized 300 million shares, $.001 par value; outstanding 11,310,333 shares	$11
Paid in capital	155,394
(Overdistributed) net investment income	(1,257)
Accumulated undistributed net realized (loss)	(11,920)
Net unrealized (depreciation)	(11,740)
$130,488

Net Asset Value Per Share Outstanding	$11.54

Cost of Investments Owned	$202,377

See Accompanying Notes	Semiannual Report	June 30, 2006	7

Statement of Operations

Amounts in thousands	Six Months Ended June 30, 2006 (Unaudited)

Investment Income:
Interest	$6,898
Miscellaneous income	1,015
Total Income	7,913

Expenses:
Investment advisory fees	480
Administration fees	66
Transfer agent fees	13
Directors’ fees	31
Printing expense	23
Proxy expense	15
Legal fees	28
Audit fees	19
Custodian fees	21
Interest expense	1,657
Miscellaneous expense	25
Total Expenses	2,378

Net Investment Income	5,535

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	461
Net realized gain on futures contracts, options and swaps	2,284
Net change in unrealized (depreciation) on investments	(5,242)
Net change in unrealized (depreciation) on futures contracts, options and swaps	(1,317)
Net (Loss)	(3,814)

Net Increase in Net Assets Resulting from Operations	$1,721

8	PIMCO Commercial Mortgage Securities Trust, Inc.	See Accompanying Notes

Statements of Changes in Net Assets

Amounts in thousands, except share amounts	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,535	$11,058
Net realized gain	2,745	2,345
Net change in unrealized (depreciation)	(6,559)	(6,971)
Net increase resulting from operations	1,721	6,432

Distributions to Shareholders:
From net investment income	(6,356)	(12,667)

Total Distributions	(6,356)	(12,667)

Fund Share Transactions:
Issued as reinvestment of distributions (24,782 and 57,181 shares,respectively)	331	760
Net increase resulting from Fund share transactions	331	760

Total Decrease in Net Assets	(4,304)	(5,475)

Net Assets:
Beginning of period	134,792	140,267
End of period*	$130,488	$134,792

*Including (overdistributed) net investment income of:	$(1,257)	$(436)

See Accompanying Notes	Semiannual Report	June 30, 2006	9

Statement of Cash Flows

Amounts in thousands	June 30, 2006 (Unaudited)

Increase (Decrease) in Cash from:

Financing Activities:
Distributions paid	$(6,023)
Proceeds from financing transactions	(801)
Net (decrease) from financing activities	(6,824)

Operating Activities:
Purchases of long-term securities	(34,838)
Proceeds from sales of long-term securities	31,359
Purchases of short-term securities (net)	3,983
Net investment income	5,535
Change in other receivables/payables (net)	785
Net increase from operating activities	6,824

Net Increase in Cash	0

Cash:
Beginning of period	1
End of period	$1

10	PIMCO Commercial Mortgage Securities Trust, Inc.	See Accompanying Notes

Schedule of Investments Commercial Mortgage Securities Trust	June 30, 2006 (Unaudited)

PRINCIPAL
AMOUNT	VALUE
(000S)	(000S)

COMMERCIAL MORTGAGE-BACKED SECURITIES 119.1%
MULTI-CLASS 93.8%
Asset Securitization Corp.
7.384% due 08/13/2029 (f)	$400	$407
7.384% due 08/13/2029	350	357
10.115% due 02/14/2041	4,070	4,279

Banc of America Commercial Mortgage, Inc.
7.934% due 11/15/2031 (f)	2,800	2,975
6.290% due 06/11/2035 (a)	700	698
5.918% due 04/11/2036 (a)(f)	949	951
7.224% due 04/15/2036	2,500	2,631
5.435% due 03/11/2041 (a)	2,000	1,856

Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	12	12
6.500% due 02/15/2032	1,332	1,298
6.625% due 10/15/2032 (a)	1,258	1,077
5.839% due 05/11/2039 (a)	1,000	983
5.724% due 02/11/2041 (a)	1,000	960

Carey Commercial Mortgage Trust
5.970% due 08/20/2032 (a)(f)	1,376	1,360

Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006 (f)	1,500	1,503
6.650% due 07/15/2010 (a)	2,600	2,628
6.484% due 02/12/2016 (a)(f)	2,000	2,051
6.900% due 11/19/2028 (a)	5,500	5,458
6.887% due 10/15/2032 (a)	1,500	1,516

Commercial Mortgage Asset Trust
6.975% due 04/17/2013 (f)	2,500	2,652

Commercial Mortgage Pass-Through Certificates
8.397% due 08/15/2033 (a)	1,500	1,610
6.830% due 02/15/2034 (a)(f)	2,893	3,010
6.586% due 07/16/2034 (a)(f)	1,500	1,553
6.937% due 07/16/2034 (a)	1,500	1,583

CS First Boston Mortgage Securities Corp.
7.460% due 01/17/2035 (f)	2,000	2,163
5.322% due 08/15/2036 (a)	2,000	1,815
5.569% due 12/15/2036 (a)	2,600	2,485
7.170% due 05/17/2040 (f)	3,000	3,154

CVS Lease Pass-Through
5.880% due 01/10/2028 (a)	1,984	1,853

DLJ Commercial Mortgage Corp.
7.274% due 11/12/2031	135	139

Federal Housing Administration
7.380% due 04/01/2041	2,421	2,421

FFCA Secured Lending Corp.
1.000% due 09/18/2020 (a)(d)	7,330	323

First Union-Bank of America
6.000% due 01/15/2011 (a)	1,000	980

First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035 (f)	2,000	2,100

GE Capital Commercial Mortgage Corp.
5.312% due 05/10/2043 (f)	$1,000	$943
5.275% due 07/10/2045 (a)	1,000	922

GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006 (a)	297	298
6.500% due 03/15/2012	20	20
7.186% due 05/15/2030 (a)	1,500	1,111
6.500% due 05/15/2035 (f)	2,500	2,538
6.500% due 05/15/2035	2,000	2,041
8.335% due 09/15/2035 (a)(f)	1,500	1,607

Greenwich Capital Commercial Funding Corp.
4.111% due 07/05/2035 (f)	1,400	1,270
5.419% due 01/05/2036 (a)	1,500	1,447

GS Mortgage Securities Corp.
6.615% due 02/16/2016 (a)(f)	3,500	3,635
7.644% due 08/05/2018 (a)	3,480	3,653

GSMPS Mortgage Loan Trust
8.000% due 09/20/2027 (a)(f)	1,694	1,759

JP Morgan Chase Commercial Mortgage Securities Corp.
6.162% due 05/12/2034 (f)	2,000	2,034
6.465% due 11/15/2035 (f)	3,000	3,094
5.439% due 05/15/2041 (a)	1,500	1,417

LB-UBS Commercial Mortgage Trust
4.853% due 09/15/2031 (f)	2,000	1,907
6.950% due 03/15/2034 (a)(f)	1,572	1,639
7.290% due 09/15/2034 (a)	2,000	2,113
5.683% due 07/15/2035 (a)	1,500	1,463

Merrill Lynch Mortgage Investors, Inc.
7.413% due 02/15/2030	2,000	2,052
7.143% due 12/15/2030	1,500	1,594

Morgan Stanley Capital I, Inc.
6.850% due 02/15/2020 (a)(f)	1,000	1,001
7.695% due 10/03/2030 (a)	2,000	1,657
7.205% due 12/15/2031	200	206
7.597% due 04/30/2039 (a)(f)	2,000	2,083
5.375% due 11/14/2042 (f)	500	474

Mortgage Capital Funding, Inc.
7.531% due 04/20/2007 (f)	1,000	1,010

Nationslink Funding Corp.
7.050% due 02/20/2008 (a)	2,000	2,024
7.105% due 01/20/2013 (a)	2,500	2,580

Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (a)	2,000	2,050

Trizec Hahn Office Properties
7.604% due 05/15/2016 (a)	3,000	3,217

Wachovia Bank Commercial Mortgage Trust
6.290% due 04/15/2034 (a)	2,000	2,007
4.982% due 02/15/2035 (a)	1,020	939
5.518% due 01/15/2041 (a)	1,500	1,422
5.188% due 02/15/2041 (a)	2,500	2,348

		122,416

See Accompanying Notes	Semiannual Report	June 30, 2006	11

Schedule of Investments Commercial Mortgage Securities Trust (Cont.)

PRINCIPAL
AMOUNT	VALUE
(000S)	(000S)

HOSPITALITY 8.9%
Bear Stearns Commercial Mortgage Securities, Inc.
5.817% due 05/14/2016 (a)(f)	$1,500	$1,492

Commercial Mortgage Pass-Through Certificates
5.756% due 02/05/2019 (a)	2,000	1,940

Hilton Hotel Pool Trust
1.000% due 10/01/2016 (a)(d)(f)	32,127	820

Host Marriot Pool Trust
8.310% due 08/03/2009 (a)(f)	1,300	1,378
8.310% due 08/03/2009 (a)	700	743

Nomura Asset Capital Corp.
7.500% due 07/15/2013 (a)	53	53

Office Portfolio Trust
6.778% due 02/01/2016 (a)	1,000	1,006

Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,719	4,097

		11,529

MULTI-FAMILY 5.4%
Commercial Capital Access One, Inc.
7.602% due 11/15/2028 (a)	3,000	3,116

Fannie Mae
8.353% due 12/25/2015 (a)	1,084	1,085
9.375% due 04/01/2016 (f)	181	180
7.875% due 11/01/2018	21	21
5.237% due 07/01/2035 (f)	1,456	1,391

Federal Housing Administration
8.360% due 01/01/2012	206	209

Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024 (f)	1,052	1,070

		7,072

HEALTHCARE 3.4%
RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (a)	2,000	1,917
7.471% due 01/15/2019 (a)	1,000	284
8.920% due 01/15/2019 (a)(c)	317	0
9.150% due 11/28/2027 (a)	2,994	2,247
		4,448
OTHER MORTGAGE-BACKED SECURITIES 7.6%
Continental Airlines, Inc.
6.545% due 08/02/2020	963	955

Denver Arena Trust
6.940% due 11/15/2019 (a)	2,012	1,982

First International Bank
10.949% due 04/15/2026	1,856	140

LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (a)	5,000	4,993

Nextcard Credit Card Master Note Trust
9.454% due 12/15/2006 (a)	1,000	88

Northwest Airlines, Inc.
7.041% due 04/01/2022	1,791	1,787

US Airways Inc.
0.000% due 01/01/2049 (c)	$633	$5

		9,950

Total Commercial Mortgage-Backed Securities (Cost $161,899)		155,415

CORPORATE BONDS & NOTES 5.3%
BANKING & FINANCE 0.6%
Tenneco, Inc.
8.625% due 11/15/2014	750	752

INDUSTRIALS 4.0%
CSC Holdings, Inc.
7.250% due 07/15/2008	1,300	1,308

EchoStar DBS Corp.
5.750% due 10/01/2008	1,000	980

RH Donnelley Corp.
8.875% due 01/15/2016	950	963

United Airlines, Inc.
6.201% due 03/01/2010	1,964	1,966

		5,217

UTILITIES 0.7%
NRG Energy, Inc.
7.250% due 02/01/2014	350	342
7.375% due 02/01/2016	650	635

		977

Total Corporate Bonds & Notes (Cost $ 6,996)		6,946

REAL ESTATE ASSET-BACKED SECURITIES 24.6%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	2,098

Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,625
7.970% due 05/01/2032	1,000	794

CS First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 (f)	1,128	1,129

Fannie Mae
5.000% due 11/25/2035	414	303
6.059% due 07/01/2012 (f)	8,229	8,339
6.494% due 09/25/2023	56	58
7.000% due 10/01/2033	364	373
7.000% due 08/01/2033 -
11/01/2033 (e)(f)	2,114	2,165
8.000% due 10/01/2010 -
06/01/2015 (e)	56	58
8.000% due 07/01/2009 -
08/01/2015 (e)(f)	284	291

12	PIMCO Commercial Mortgage Securities Trust, Inc.	See Accompanying Notes

June 30, 2006 (Unaudited)

PRINCIPAL
AMOUNT	VALUE
(000S)	(000S)

8.500% due 07/01/2008 -
03/01/2029 (e)	$169	$178
8.500% due 09/01/2022 -
04/01/2032 (e)(f)	752	806

Freddie Mac
5.000% due 02/15/2036	330	247
6.081% due 08/01/2025	314	311
7.000% due 08/01/2007 -
07/01/2016 (e)	408	418
7.000% due 11/01/2010 -
08/01/2032 (e)(f)	1,472	1,504
8.000% due 07/01/2010 -
06/01/2015	45	47
8.500% due 11/15/2021 (f)	847	894

Government National Morgage Association
6.000% due 04/16/2031	106	106

Green Tree Financial Corp.
7.050% due 02/15/2027	922	770
6.810% due 12/01/2027	557	552
7.070% due 01/15/2029	179	181
6.220% due 03/01/2030 (f)	651	626
6.180% due 04/01/2030	160	153
6.530% due 02/01/2031	892	797

Greenpoint Manufactured Housing
8.300% due 10/15/2026	2,000	1,693
7.590% due 11/15/2028	126	127

Keystone Owner Trust
9.000% due 01/25/2029 (a)	668	667

Mego Mortgage Home Loan Trust
8.010% due 08/25/2023	55	54

Merrill Lynch Mortgage Investors, Inc.
4.630% due 08/25/2033	807	722

Oakwood Mortgage Investors, Inc.
5.429% due 05/15/2013	167	146
6.890% due 11/15/2032	1,000	258

Ocwen Residential MBS Corp.
6.852% due 06/25/2039 (a)	778	613
7.000% due 10/25/2040 (a)	1,608	1,306

Salomon Brothers Mortgage Securities VII, Inc.
7.500% due 05/25/2026	15	15

Saxon Asset Securities Trust
8.640% due 09/25/2030	547	313

Structured Asset Investment Loan Trust
7.832% due 10/25/2033	500	504

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	414

Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	420	419

Total Asset-Backed Securities (Cost $33,247)		32,074

SHORT-TERM INSTRUMENTS 0.2%
REPURCHASE AGREEMENT 0.1%
State Street Bank
4.900% due 07/03/2006	$131	$131

(Dated 06/30/2006. Collateralized by Federal Home Loan Bank 3.375%due 02/23/2007 valued at $135. Repurchase proceeds are $131.)
U.S. TREASURY BILLS 0.1%
4.789% due 08/31/2006 - 09/14/2006 (e)(g)	105	104

Total Short-Term Instruments (Cost $235)		235

Total Investments (b) 149.2% (Cost $202,377)		$194,670

Other Assets and Liabilities (Net) (49.2%)		(64,182)

Net Assets 100.0%		$130,488

See Accompanying Notes	Semiannual Report	June 30, 2006	13

Schedule of Investments    Commercial Mortgage Securities Trust (Cont.)

Notes to Schedule of Investments (amounts in thousands, except number of contracts):
(a) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(b) As of June 30, 2006, portfolio securities with an aggregate market value of $10,538 were valued in good faith and pursuant to guidelines established by the Board of Directors.

(c) Security is in default.

(d) Interest only security.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) On June 30, 2006, securities valued at $70,958 were pledged as collateral for reverse repurchase agreements.

(g) Securities with an aggregate market value of $104 have been segregated with the custodian to cover margin requirements for the following open futures contracts on June 30, 2006:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond September Futures	Short	09/2006	93	$20

(h) Swap agreements outstanding on June 30, 2006:

Interest Rate Swaps
Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.650%	06/21/2026	$165,000	$(3,374)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.650%	06/21/2026	193,000	310
Barclays Bank PLC	3-month USD-LIBOR	Pay	5.600%	06/21/2026	28,000	(701)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	12/20/2026	12,300	160
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	4.405%	02/23/2016	53,000	440
Goldman Sachs & Co.	3-month USD-LIBOR	Pay	5.800%	02/23/2016	53,000	(534)
UBS Warburg LLC	3-month USD-LIBOR	Pay	5.700%	06/21/2025	40,000	(447)
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.700%	06/21/2025	40,300	89
UBS Warburg LLC	3-month USD-LIBOR	Receive	5.000%	12/20/2026	4,200	5

						$(4,052)

14	PIMCO Commercial Mortgage Securities Trust, Inc.	See Accompanying Notes

Notes to Financial Statements	June 30, 2006 (Unaudited)

1.  GENERAL INFORMATION

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange (“NYSE”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.  Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open. Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Fixed-income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed-income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Directors or persons acting at their direction. The Board of Directors has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to Pacific Investment Management Company LLC (“PIMCO”) the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Directors, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of regular trading, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors or persons acting at their direction believe accurately reflects fair value. The Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined by the Board of Directors or persons acting at their direction may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing. Because foreign securities can trade on non-business days, the NAV of a Fund’s portfolio that includes securities may change

Semiannual Report	June 30, 2006	15

Notes to Financial Statements (Cont.)

on days when shareholders will not be able to purchase or redeem Fund shares. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income.  Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related or asset-backed securities are recorded as components of interest income in the Statement of Operations.

Dividends and Distributions to Shareholders.  The Fund intends to distribute all its net investment income monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Differences between tax regulations and GAAP may change the fiscal year when income and capital items are recognized for tax and GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles, net operating losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported in each Fund’s annual financial statements presented under GAAP.

Federal Income Taxes.  The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts.  The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities.  The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

16	PIMCO Commercial Mortgage Securities Trust, Inc.

June 30, 2006 (Unaudited)

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Repurchase Agreements.  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements. The average amount of borrowings outstanding during the period ended June 30, 2006 was $67,758,526 at a weighted average interest rate of 4.86%.

Swap Agreements.  The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rate to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain or loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith

Semiannual Report	June 30, 2006	17

Notes to Financial Statements (Cont.)

and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Guarantees and Indemnifications.  Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

New Accounting Policies.  In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the application of the Interpretation to the Fund and will provide additional information in relation to the Interpretation in the Portfolio’s annual financial statements for the year ending December 31, 2006.

3.  FEES, EXPENSES AND RELATED PARTY TRANSACTIONS

Investment Manager Fee.  PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee.  PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund. As the Administrator, PIMCO bears the cost of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Expenses.  The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft fees; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit; (vi) printing expense; (vii) proxy expense; (viii) legal fees; (ix) audit fees; (x) custodian fees; (xi) organization expenses; and (xii) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

For the current period ended June 30, 2006, each unaffiliated Director received an annual retainer of $6,000, plus $1,000 for each Board of Directors quarterly meeting attended, $250 for each Board of Directors committee meeting attended and $500 for each special board meeting attended, plus reimbursement of related expenses. In addition, each Committee Chair received an additional annual retainer of $500 and each Audit Committee Chair received an additional annual retainer of $1,000. These expenses are allocated on a pro rata basis to the Fund according to its net assets. The Fund pays no compensation directly to any Director or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates.

4.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

18	PIMCO Commercial Mortgage Securities Trust, Inc.

June 30, 2006 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$709	$975	$33,411	$17,380

5.  FEDERAL INCOME TAX MATTERS

At June 30, 2006, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments securities for federal income tax purposes were follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 4,046	$ (11,753)	$ (7,707)

6.  REGULATORY AND LITIGATION MATTERS

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with AGI, PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”), in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the PIMCO Funds, the Allianz Funds, and the Trustees and employees of the PIMCO Funds, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet

Semiannual Report	June 30, 2006	19

Notes to Financial Statements (Cont.)

ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of

Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

The Fund was recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which the Fund is alleged to be a holder. The complaint alleges that in 2000, more than two hundred noteholders–including the Fund–were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien.

The foregoing speaks only as of the date of this report. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

20	PIMCO Commercial Mortgage Securities Trust, Inc.

Privacy Policy*	(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet web sites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts or to provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

* This Privacy Policy applies to the following entities: PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. (collectively, the “Funds”).

Semiannual Report	June 30, 2006	21

Dividend Reinvesetment Plan

(Unaudited)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Computershare Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then-current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then-current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

22	PIMCO Commercial Mortgage Securities Trust, Inc.

(Unaudited)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by Computershare Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.

c/o Computershare Trust Co., N.A.

250 Royall Street

Canton, MA 02021

Telephone: 1-800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name with the Plan Agent so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to Computershare

Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Semiannual Report	June 30, 2006	23

2006 Shareholder Meeting Results

(Unaudited)

The Fund’s annual shareholders meeting was held on April 12, 2006. The results of votes taken among shareholders on the proposal presented at the meeting are listed below.

Proposal 1

To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2009, and until their successors are elected and qualify.

	# of Shares Voted	% of Shares Voted
Brent R. Harris
For	10,033,090	96.78%
Withheld	333,256	3.22%
Total	10,366,346	100.00%

R. Wesley Burns
For	10,033,090	96.78%
Withheld	333,256	3.22%
Total	10,366,346	100.00%

24	PIMCO Commercial Mortgage Securities Trust, Inc.

Other Information

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

Computershare Trust Co., N.A.

250 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO Commercial Mortgage Securities Trust, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3674-SAR-06

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

The information required by this Item 8 is only required in an annual report on this Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Registrant Purchases of Equity Securities

Period	(a) Total Number of Shares (or Units) Purchased*	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs*		(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (January 1, 2006 - January 31, 2006)	4,353.81	$13.30	4,353.81	(1)	N/A
Month #3 (February 1, 2006 - February 28, 2006)	4,055.82	$13.60	4,055.82	(1)	N/A
Month #3 (March 1, 2006 - March 31, 2006)	4,083.96	$13.40	4,083.96	(1)	N/A
Month #4 (April 1, 2006 - April 30, 2006)	4,049.07	$13.30	4,049.07	(1)	N/A
Month #5 (May 1, 2006 - May 31, 2006)	4,148.99	$13.21	4,148.99	(1)	N/A
Month #6 (June 1, 2006 - June 30, 2006)	4,090.24	$13.20	4,090.24	(1)	N/A
Total	24,781.89				N/A

*	Shares purchased include purchases made at NAV as well as open market by the agent of the Fund’s Dividend Reinvestment

Plan pursuant to such plan.
(1)	Purchased from original issue at 95% of market price.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures

(a)	The principal executive officer and principal financial officer of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics—Not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ERNEST L. SCHMIDER
Ernest L. Schmider
President, Principal Executive Officer

Date:	September 7, 2006

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	September 7, 2006